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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): January 20, 2004
                                                        (January 20, 2004)
         ---------------------------------------------------

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                       0-10592                            14-1630287
       -----------------------------------------------------------------------
      (Commission File Number)              (IRS Employer Identification No.)

             --------------------------------------------------------------

                  5 Sarnowski Drive, Glenville, New York 12305
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (518) 377-3311
                                                            --------------

              ------------------------------------------------------------

TrustCo Bank Corp NY


Item 7.      Financial Statements and Exhibits

             (c) Exhibits

             Reg S-K Exhibit No.     Description

                      99(a) Highlights Press Release dated January 20, 2004, for the period ending December 31, 2003, regarding fourth quarter and full year 2003 results.

                      99(b) Press Release dated January 20, 2004, for the period ending December 31, 2003, regarding fourth quarter and full year 2003 results.


Item 12.     Results of Operations and Financial Condition


             On January 20, 2004, TrustCo Bank Corp NY ("Trustco") issued two press releases with fourth quarter and full year 2003 results for the period ending December 31, 2003. Attached is a copy of each press release labeled as Exhibits 99(a) and 99(b).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 20, 2004

                                             TrustCo Bank Corp NY
                                            (Registrant)


                                             By:/s/ Robert T. Cushing
                                            ----------------------------
                                             Robert T. Cushing
                                             Executive Vice President and
                                             Chief Financial Officer

                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                             Page
------------------         ----------------------------         ----------
         99(a)             Highlights Press Release of               5
                           January 20, 2004, for the period
                           ending  December 31, 2003, regarding
                           fourth quarter and full year 2003 results.

         99(b)             Press Release of January 20, 2004,        6-13
                           for the period ending December 31, 2003, regarding fourth quarter and full year
                           2003 results.

TRUSTCO                                                    Exhibit 99(a)
Bank Corp NY                                               News Release
----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York 12302
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:      Trustco Bank

Contact: Robert M. Leonard
         Vice President
        (518) 381-3693

FOR IMMEDIATE RELEASE: Glenville, New York - January 20, 2004

TrustCo Bank Corp NY
(dollars in thousands, except per share data)
                                           2003                            2002
                                          ------------------------------------
Three Months Ended December 31:
         Net Income              $       12,144                          11,014
         Provision for Loan Losses          300                             300

Average Equivalent Shares Outstanding:
         Basic                       74,329,000                      74,256,000
         Diluted                     75,384,000                      75,407,000

         Net Income per Share:
         Basic                  $         0.163                           0.148
         Diluted                          0.161                           0.146
                                          =====                           =====
Twelve Months Ended December 31:
         Net Income                $     53,031                          49,244
         Provision for Loan Losses        1,200                           1,420

Average Equivalent Shares Outstanding:
         Basic                       74,337,000                      72,675,000
         Diluted                     75,306,000                      74,618,000

         Net Income per Share:
         Basic                $           0.713                           0.678
         Diluted                          0.704                           0.660
                                          =====                           =====

Period End:
Total Assets                          2,783,382                       2,696,088
Total Nonperforming Loans                 3,260                           4,918
Total Nonperforming Assets                3,260                           5,004
Allowance for Loan Losses                48,739                          52,558
Allowance as a Percentage
  of Total Loans                           4.17%                           3.70%

Exhibit 99(b)

TRUSTCO
Bank Corp NY                                                    News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:  Trustco Bank

Contact:     Robert M. Leonard
             Vice President
            (518) 381-3693

FOR IMMEDIATE RELEASE:

                          TrustCo Announces Record High
                     4th Quarter and Full Year 2003 Results

Glenville, New York - January 20, 2004

TrustCo Bank Corp NY (NASDAQ: TRST) today announced record results for 2003. Net income for the full year 2003 was $53.0 million, an increase of $3.8 million or 7.7% over net income of $49.2 million for 2002. Diluted earnings per share were $0.704 for 2003, an increase of 6.7% compared to the $0.660 diluted earnings per share in 2002. Return on average equity and return on average assets were 26.21% and 1.96% respectively for 2003 and 26.08 and 1.83% respectively for 2002.

Net income for the fourth quarter of 2003 was $12.1 million, an increase of 10.3% from the $11.0 million reported in the fourth quarter of 2002. Diluted earnings per share were $0.161 for the quarter, or 10.3% greater than the $0.146 per share reported in the fourth quarter of 2002. Return on average equity and return on average assets for the fourth quarter were 25.31% and 1.78% respectively for the fourth quarter of 2003.

Robert J. McCormick, TrustCo's President and Chief Executive Officer, commented on the strong results for the quarter and full year 2003. "The results are right on target with our plans for the year and establish a strong foundation to move forward into the year 2004."

Continuing our previously announced growth initiative, Trustco opened two new offices in Westchester County during the fourth quarter of 2003. "These new offices, regionally downstate and Florida, are going well, and should provide Trustco with growth into the future", said McCormick.

TrustCo Bank Corp is a $2.8 billion bank holding company and through its subsidiary, Trustco Bank, operates 69 offices in New York, Vermont, and Florida. In addition, the Bank operates a full service Trust Department that has $970 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements". Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.

TrustCo does not undertake, and specifically disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date of such statement.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements". Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.

TrustCo does not undertake, and specifically disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date of such statement.

TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
                                                 Three Months Ended
                                      12/31/2003    09/30/2003     12/31/2002
Summary of operations
   Net interest income (TE)              $26,869        24,119         26,090
   Provision for loan losses                 300           300            300
   Net securities transactions              (259)        4,737          1,328
   Noninterest income                      4,349         5,464          4,618
   Noninterest expense                    11,639        11,600         17,794
   Net income                             12,144        14,285         11,014

Per common share
   Net income per share:
          - Basic                         $0.163         0.192          0.148
          - Diluted                        0.161         0.189          0.146
   Cash dividends                          0.150         0.150          0.150
   Tangible Book value at period end        3.06          3.14           3.16
   Market price at period end              13.15         12.36          10.78

At period end
   Full time equivalent employees            488           483            468
   Full service banking offices               69            67             62

Performance ratios
   Return on average assets                 1.78 %        2.10           1.64
   Return on average equity (1)            25.31         28.20          22.17
   Efficiency (2)                          37.57         39.50          35.30
   Net interest spread (TE)                 3.86          3.50           3.77
   Net interest margin (TE)                 4.08          3.72           4.09
   Dividend payout ratio                   91.61         78.24         101.08

Capital ratios at period end (3)
   Total equity to assets                   7.45 %        7.70           7.78
   Tier 1 risk adjusted capital            16.54         16.60          15.48
   Total risk adjusted capital             17.82         17.89          16.77

Asset quality analysis at period end
   Nonperforming loans to total loans       0.28 %        0.30           0.35
   Nonperforming assets to total assets     0.12          0.13           0.19
   Allowance for loan losses to total loans 4.17          4.08           3.70
   Coverage ratio (4)                       15.0 X        13.8 X        10.7

(1) Average equity excludes the effect of the market value adjustment for securities available for sale.
(2) Calculated as noninterest expense (excluding ORE income/expense, amortization of intangibles and any unique charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(3) Capital ratios exclude the effect of the market value adustment for securities available for sale.
(4) Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.

                                                    Twelve Months Ended
                                             12/31/2003            12/31/2002
Summary of operations
   Net interest income (TE)                    $102,732               103,289
   Provision for loan losses                      1,200                 1,420
   Net securities transactions                    9,807                 7,499
   Noninterest income                            19,842                19,799
   Noninterest expense                           48,486                55,326
   Net income                                    53,031                49,244

Per common share
   Net income per share:
          - Basic                                 0.713                 0.678
          - Diluted                               0.704                 0.660
   Cash dividends                                 0.600                 0.600
   Tangible Book value at period end               3.06                  3.16
   Market price at period end                     13.15                 10.78

Performance ratios
   Return on average assets                        1.96 %                1.83
   Return on average equity (1)                   26.21                 26.08
   Efficiency (2)                                 38.33                 36.66
   Net interest spread (TE)                        3.70                  3.65
   Net interest margin (TE)                        3.94                  4.00
   Dividend payout ratio                          83.98                 88.60


CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(dollars in thousands)


                                                                 12/31/2003                 12/31/2002


ASSETS

  Loans, net                                                      $1,118,790                  1,369,743
  Securities available for sale                                    1,176,926                    653,163
  Federal funds sold and other short-term investments                355,257                    542,125
                                                                 -----------                   ---------

     Total earning assets                                          2,650,973                  2,565,031

  Cash and due from banks                                             56,425                     63,957
  Bank premises and equipment                                         20,168                     19,544
  Other assets                                                        55,816                     47,556
                                                                   -----------                  ---------

     Total assets                                                 $2,783,382                  2,696,088
                                                                 ============                 =========

LIABILITIES
  Deposits:
     Demand                                                         $202,379                    178,058
     Interest-bearing checking                                       334,038                    338,740
     Savings                                                         780,862                    715,349
     Money market                                                    159,645                    130,914
     Certificates of deposit (in denominations of $100,000 or more)  170,423                    137,513
     Other time deposits                                             777,726                    773,694
                                                                   -----------                -----------

       Total deposits                                              2,425,073                  2,274,268

  Short-term borrowings                                               90,608                    141,231
  Long-term debt                                                         239                        427
  Other liabilities                                                   40,700                     45,318
                                                                  ------------                -----------

     Total liabilities                                             2,556,620                  2,461,244

SHAREHOLDERS' EQUITY                                                 226,762                    234,844
                                                                  -------------               ------------

     Total liabilities and
       shareholders' equity                                       $2,783,382                  2,696,088
                                                                  ============               ============

Number of common shares
  outstanding, in thousands                                           73,946                     74,178


CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                                        Three Months Ended
                                                                      12/31/2003            09/30/2003              12/31/2002

Interest income
     Loans                                                               $19,414                20,892                  26,967
     Investments                                                          14,456                 9,706                   8,351
     Federal funds sold and other short term investments                   1,074                 1,443                   1,895
                                                                  -------------------    ------------------   ---------------------

          Total interest income                                           34,944                32,041                  37,213

Interest expense
     Deposits                                                              9,236                 9,171                  12,811
     Borrowings                                                              143                   136                     417
                                                                  -------------------    ------------------   ---------------------

          Total interest expense                                           9,379                 9,307                  13,228
                                                                  -------------------    ------------------   ---------------------

          Net interest income                                             25,565                22,734                  23,985

Provision for loan losses                                                    300                   300                     300
                                                                  -------------------    ------------------   ---------------------

          Net interest income after
            provision for loan losses                                     25,265                22,434                  23,685

Net securities transactions                                                 (259)                4,737                   1,328
Noninterest income                                                         4,349                 5,464                   4,618
Noninterest expense                                                       11,639                11,600                  17,794
                                                                  -------------------    ------------------   ---------------------

Income before income taxes                                                17,716                21,035                  11,837
Income tax expense                                                         5,572                 6,750                     823
                                                                  -------------------    ------------------   ---------------------

Net income                                                               $12,144                14,285                  11,014
                                                                  ===================    ==================   =====================


Net income per share:
          - Basic                                                         $0.163                 0.192                   0.148
          - Diluted                                                        0.161                 0.189                   0.146

Avg equivalent shares outstanding, in thousands:
          - Basic                                                         74,329                74,400                  74,256
          - Diluted                                                       75,384                75,417                  75,407
                                                                  ===================    ==================   =====================



CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                                       Twelve Months Ended
                                                                                12/31/03              12/31/02

Interest income
     Loans                                                                       $87,614               111,993
     Investments                                                                  43,862                33,284
     Federal funds sold and other short term investments                           5,654                 8,458
                                                                            -------------------    ------------------

          Total interest income                                                  137,130               153,735

Interest expense
     Deposits                                                                     39,843                55,150
     Borrowings                                                                      896                 2,870
                                                                            -------------------    ------------------

          Total interest expense                                                  40,739                58,020
                                                                            -------------------    ------------------

          Net interest income                                                     96,391                95,715

Provision for loan losses                                                          1,200                 1,420
                                                                            -------------------    ------------------

          Net interest income after
            provision for loan losses                                             95,191                94,295

Net securities transactions                                                        9,807                 7,499
Noninterest income                                                                19,842                19,799
Noninterest expense                                                               48,486                55,326
                                                                              -------------------    ------------------

Income before income taxes                                                        76,354                66,267
Income tax expense                                                                23,323                17,023
                                                                              -------------------    ------------------

Net income                                                                       $53,031                49,244
                                                                              ===================    ==================


Net income per share:
          - Basic                                                                 $0.713                 0.678
          - Diluted                                                                0.704                 0.660

Avg equivalent shares outstanding, in thousands:
          - Basic                                                                 74,337                72,675
          - Diluted                                                               75,306                74,618
                                                                            ===================    ==================




CONSOLIDATED AVERAGE STATEMENTS OF FINANCIAL CONDITION
(in thousands)

                                                                                           Three Months Ended
                                                                          12/31/2003            09/30/2003              12/31/2002

Total assets                                                              $2,713,458             2,703,794               2,672,676
Shareholders' equity                                                         210,678               217,359                 224,299
Total loans                                                                1,175,893             1,234,676               1,468,160
Securities available for sale                                              1,039,021               811,299                 593,083
Interest-earning assets                                                    2,635,065             2,599,949               2,561,030
Interest-bearing deposits                                                  2,200,441             2,170,945               1,305,566
Interest-bearing liabilities                                               2,277,191             2,246,854               2,203,967
Demand deposits                                                              196,360               197,572                 195,435


                                                                                  Twelve Months Ended
                                                                          12/31/2003            12/31/2002

Total assets                                                              $2,710,175             2,693,505
Shareholders' equity                                                         225,045               214,963
Total loans                                                                1,275,023             1,512,448
Securities available for sale                                                833,905               568,056
Interest-earning assets                                                    2,606,292             2,579,379
Interest-bearing deposits                                                  2,151,565             2,019,351
Interest-bearing liabilities                                               2,259,690             2,230,224
Demand deposits                                                              189,262               193,089
